UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2009

GigOptix, Inc. (Exact name of Registrant as Specified in its Charter)

Delaware	333-153362	26-2439072
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

2400 Geng Road Suite 100, Palo Alto, CA		94303
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 424-1937

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2- (b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     (b) At 4:01 pm Eastern Daylight Time on August 31, 2009, Mr. Douglas L. Swenson, a member of the board of directors of GigOptix, Inc. (the “Company”) tendered his resignation from the Company’s board of directors, effective immediately. The Company would like to thank Mr. Swenson for his service to the Company.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1 Press release dated August 31, 2009.

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

GIGOPTIX, INC.

By: /s/ Dr. Avi Katz

Dr. Avi Katz Chief Executive Officer

Date: August 31, 2009